[SIGNATURE]

                        EXHIBIT III
                        ___________

             CONSENT OF INDEPENDENT ACCOUNTANTS
             __________________________________


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 333-42755 and 333-26211) of IBM Credit Corporation of our report dated January 21, 1999, except as to the Subsequent Events note on page 43 which is as of February 25, 1999, appearing on page 17 of this Form 10-K.



/s/PricewaterhouseCoopers LLP
Stamford, CT
March 26, 1999













































































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